Ghana Analyst Tour February 11, 2006 Exhibit 99.1

PRIVATE SECURITIES LITIGATION REFORM ACT SAFE HARBOR STATEMENT
This presentation contains “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, that are intended to be covered by the safe harbor created by such sections.  Such forward-looking statements include, without limitation, (i) estimates of future gold and other metals production and sales; (ii) estimates of future costs and consolidated costs applicable to sales; (iii)
estimates of future capital expenditures, expenses and tax rates; (iv) estimates regarding timing of future production activities; and (v) statements regarding future exploration results.  Where the
Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-
looking statements.  Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes.  For a more detailed discussion of such risks and other factors, see the Company’s 2004 Annual Report on Form 10-K, which is on file with the
Securities and Exchange Commission, as well as the Company’s other SEC filings. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,”
to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.
Cautionary Statement
Cautionary Statement
Slide 2

Slide 3
Newmont’s
Newmont’s
Newest Core District
Newest Core District
• Land Package:  ~14,600
square kilometers
– 4,700 sq km within 40 km of
existing projects
• Stable and Business-Oriented
Government
• Strong Mining and Business
Practices
• Established English Code of
Law
• Rich Mineral Deposits
Cote d’
Ivoire
Burkina
Faso
GHANA
Accra
Lome
Togo
Benin
200 Kilometers
120 Miles
A T L A N T I C O C E A N
Ahafo
Akyem
Obuasi
(Ashanti)
Tarkwa
(Gold Fields)

Gold Ounces (Millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Slide 4 Rapid Reserve Growth Rapid Reserve Growth 3.3 4.9 11.9 16.0 0 5 10 15 20 Ahafo Akyem Feasibility Studies Initial Exploration Newmont

Slide 5
Ahafo
Ahafo
Project
Project
• Ahafo, Ghana
– On schedule for 2H 2006 gold production
–
Expected average annual gold sales¹
• ~500,000 – 550,000 ounces
– Costs applicable to sales
• $225-$250 per ounce
– Capital expenditures
• $450 - $460 million
1) Annualized average over steady state of production.

NEWMONT
The Gold Company

Sunyani
YAMFO NORTHEAST
BISI
SUBENSO NORTH
SUBENSO SOUTH
TEEKYERE WEST
YAMFO CENTRAL
Yamfo
LINE 10
YAMFO SOUTH
Duayaw-Nkwanta
Atuahenekurom
Wamahinso
AMOMA
Water Storage Dam
Ntotoroso
Gyedu
NORTH
5 Miles
10 Kilometers
Tailings Storage Facilities
AWONSU
APENSU
Plant Site
SUBIKA
Maaban
Kenyase
Akyerensua
Proposed Pits
Proposed Waste Dumps
Forest
Ahafo Tenements

Slide 6 Ahafo Ahafo – – Tenement Plan Tenement Plan

Slide 7
Akyem Project
Akyem Project
•
Akyem, Ghana¹
– On schedule for 2008 gold production
–
Expected average annual gold sales²
• 500,000 – 550,000 equity ounces
– Costs applicable to sales
• $200 - $225 per ounce
– Capital expenditures
• $500 - $515 million
1) All statistics reflect Newmont’s acquisition of the remaining 15% interest in Akyem on January 20, 2006.
2) Annualized average over steady state of production.

License Boundary
Targets
Akyem Tenements
2003 Drilling
3,000 Feet
1,000 Meters
NORTH
PROPOSED
ADAUSUNA
PIT
Proposed
Waste Dump
Adausuna
Proposed
Plant Site
Akyem Shear Zone
Proposed
Tailings
Facilities
Proposed
Tailings
Facilities
New
Abirem
Proposed Road
Realignment

Slide 8 Akyem Akyem – – Plan Plan View View

Slide 9
Akyem
Akyem
–
–
Development
Development
Timeline
Timeline
Exploration &
Development
Feasibility Production
Early Engineering &
Planning
Compensation & Resettlement
Construction
EIA Approval – July 2005
Mining License Issued - August 2005
Eng &
Proc
Initial Construction May 2006
2 0 0 5
2 0 0 6 2 0 0 7 2 0 0 8 +
2 0 0 4
Before

NEWMONT
The Gold Company

Grade (g/t)
1 Moz
5 Moz
10 Moz
50 Moz

Slide 10
First Class Assets
First Class Assets
Source: Minerals Economics Group
All Known Gold Deposits All Known Gold Deposits
100
1
10
10 100 1,000 1
Ahafo - 2002
Akyem - 2002
Ahafo - 2004
Akyem - 2004
Reserve and Non-Reserve Mineralized Material Tons (Mt)

Slide 11
West Africa Strategy
West Africa Strategy
• Ghana as a Foundation for Regional Growth
• Three Pronged Approach
– Exploration
– Business intelligence
– Acquisition
• Strong Land Position
• Parallel Focus
– Project development
– District development
– Ghana exploration
– Regional framework
• Technique and Technology

NEWMONT
The Gold Company

SENEGAL
GUINEA
MALI
BURKINA FASO
SIERRA LEONE
LIBERIA
COTE D'IVOIRE
GHANA
[redacted]
[redacted]
200 Km

Slide 12 West Africa +5Moz Gold Systems Sadiola Loulo Siguiri Morila Syama Ahafo Bibiani Obuasi Bogosu- Prestea Tarkwa Akyem Essakan

SENEGAL
GUINEA
MALI
NA FASO
SIERRA LEONE
LIBERIA
GHANA
200 Km

Slide 13 Newmont Regional Exploration in West Africa Northern Region (Wa) Southern Sefwi Kibi South Ashanti Winneba

Slide 14 Gradient Array Geophysics Specialist Geophycist Exploring Beneath Cover - Developing New Tools Specialist Regolith Mapping and Geochemist, Imported RAB Rig Specialist Structural Geologist

Slide 15
African Business Development
2005
2005
Business Activities
Business Activities
Prospectivity
Low Medium High
I
II
III
IV
I.  Investment  for Development
A. Exploration Ops
B. Acquisitions & Synergy
Benefits
II.  Exploration Ops with
partner/Contractor or
secundment
A. Acquisition with management
infrastruture
III.  Regional Exploration
A.  Intelligence information
for investment
IV.  No Exploration operations
A.  Long term option equity
with low carrying costs